                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 July 5, 1996
                                --------------
                                Date of Report
                      (Date of Earliest Event Reported)


                       NET TELECOMMUNICATIONS, INCORPORATED
                       ------------------------------------
              (Exact Name of Registrant as Specified in its Charter)


          Nevada                     33-2279-D                 87-0297202
          ------                     ---------                 ----------
(State or other Jurisdiction)   (Commission File No.)    (IRS Employer I.D. No.)


                        8170 West Sahara Avenue, Suite 203
                              Las Vegas, Nevada 89117
                       ------------------------------------
                       (Principal Executive Office Address)


       Registrant's Telephone Number, Including Area Code: (702) 256-9956 Registrant's Facsimile Number, Including Area Code: (702) 256-9233


                           Silver Ledge, Incorporated
                             352 South Main Street
                            Clearfield, Utah 84015
                           ---------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.

        Pursuant to an Agreement and Plan of Merger (the "Plan") dated July 10, 1996, between the Company, certain principal stockholders of the Company (the "Company's Principal Stockholders"), Net Telecommunications, Incorporated, a Nevada corporation ("Net Tel"), and certain stockholders of Net Tel who owned in excess of a majority of the outstanding voting securities of Net Tel and who executed and delivered a copy of the Plan (the "Net Tel Majority Stockholders"), the Net Tel Majority Stockholders became the controlling stockholders of the Company in a transaction viewed as a "reverse merger," which became effective on July 11, 1996. The Plan was accounted for as a recapitalization of Net Tel.

        Prior to the completion of the Plan, Robin D. Porter, Rodney G. Porter, Karen Porter and Jennie Porter of Clearfield, Utah, were the principal and controlling stockholders of the Company, collectively owning 27,622,793 pre-split shares of the Company's common stock or approximately 63% of the pre-Plan outstanding voting securities of the Company. As a condition to the Plan and in accordance with Exhibit B to the Plan, which is an Exchange Agreement between the Company and the Company's Principal Stockholders, the Company exchanged all of its right, title and interest in and to the securities of all of its subsidiaries, through which it owned or operated all of its properties, assets and business, for the 27,622,793 pre-split shares of the Company owned by the Company's Principal Stockholders; as a result thereof, immediately prior to the completion of the Plan, the Company had no assets or liabilities. There were 43,657,907 outstanding voting securities of the Company at the time of the adoption of the Plan, and after deducting the 27,622,793 shares owned by the Company's Principal Stockholders, which were also voted in favor of the Plan, there was a balance of 16,035,114 shares of common voting stock owned by persons who had no interest in the Plan not shared by all other stockholders; 8,744,189 of these shares or approximately 55% were voted in favor of the Plan by written consent pursuant to Section 78.320 of the Nevada Revised Statutes. There was no relationship between the Company's Principal Stockholders and the Net Tel Majority Stockholders or Net Tel prior to the completion of the Plan.

        The source of the consideration used by the Net Tel Majority Stockholders to acquire their respective interests in the Company was the exchange of 1,791.12 shares of $0.001 par value common voting stock of Net Tel amounting to approximately 71% of the outstanding voting securities of Net Tel for 4,272,538 post-split shares of $0.001 par value common voting stock of the Company, amounting to approximately 53% of the outstanding post-Plan voting securities of the Company. Accordingly, the basis of the "control" by the Net Tel Majority Stockholders is based upon this stock ownership, and their present capacities as directors or executive officers of the Company.

        In summary, pursuant to the Plan, (i) Net Tel merged with and into the Company, with the Company being the surviving corporation; (ii) the name of the Company was changed to "Net Telecommunications, Incorporated"; (iii) the pre-Plan outstanding voting securities of the Company were reverse split on the basis of 40.087785 for one, while retaining the authorized capital at 50,000,000 shares and the par value at $0.001 per share, with appropriate adjustments to the stated capital and additional paid in capital accounts of the Company; (iv) each issued, outstanding or subscribed share of common stock of Net Tel was exchanged for 2,385.4 post-split shares of common stock of the Company, amounting to approximately 6,000,000 post-split shares in the aggregate; (v) the Company's Principal Stockholders exchanged 27,622,793 pre-split shares of the Company's common stock (approximately 689,057 post-split shares) for the Company's interest in all of its subsidiaries, including all of its properties, assets and business, resulting in there being approximately 400,000 post-split outstanding shares of common stock of the Company immediately prior to the completion of the Plan, not taking into account any shares of common voting stock to be issued under the Plan; and (vi) an additional 1,600,000 post-split shares are to be issued to certain consultants of the Company and Net Tel, 610,000 and 990,000 shares respectively, for services related to the negotiation and consummation of the Plan.

        Following the completion of the Plan, taking into account the foregoing, there are or will be approximately 8,000,000 post-split outstanding voting securities of the Company.

        The following table indicates the names, addresses and stockholdings of the Net Tel Majority Stockholders, to-wit:

        Robert P. Amira                 1,290,788       16.1%
        2721 Brookstone Ct.
        Las Vegas, Nevada 89117

        Michael Gorts                   1,490,875       18.6%
        9301 Leaping Lily Lane
        Las Vegas, Nevada 89129

        Tony Tegano                     1,490,875       18.6%
        9016 Opus Drive
        Las Vegas, Nevada 89117

        Copies of the Plan and related exhibits, the Notice of Dissenters' Rights and the Articles of Merger accompany this Report and are incorporated herein by reference. See Item 7 of this Report.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report.

         (b) No material assets of Net Tel succeeded to by the Company in the recapitalization of Net Tel constituted plant, equipment or other physical property.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         Effective July 5, 1996, the Company changed its domicile from Montana to Nevada. A copy of the Letter to Stockholders and accompanying Notice of Dissenters' Rights and the Articles of Merger and Plan of merger respecting this change of domicile are attached hereto and incorporated herein by reference. See Item 7 of this Report.

Item 6.  Resignations of Directors and Executive Officers.

         No director has resigned or declined to stand for re-election to the Board of Directors since the date of the last annual meeting of stockholders because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         Pursuant to the Plan (see Item 1 of this Report), the persons who were serving as directors and executive officers of the Company immediately prior to the completion of the Plan resigned, in seriatim, and appointed the persons who were serving as directors and executive officers of Net Tel immediately prior to the completion of the Plan, as follows, respectively, to-wit:

Resigned:

Name                    Position
- - ----                    --------
Robin D. Porter         President, CEO, Treasurer and Director

Rodney G. Porter        Operations Officer and Director

Godfrey Penrod          Chairman of the Board and Director

Jennie Porter           Secretary and Director

Elected:

Michael W. Gorts        President and Director

Robert Briare           Secretary/Treasurer and Director

Tony Tegano             Director

Lonnie Ellis            Director

Chris Fanelli           Director

Robert P. Amira         Director

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

Long Distance International* Financial Statements

Independent Auditors' Report

Balance Sheet as of March 31, 1996 and December 31, 1995

Statement of Operations for the three months ended
March 31, 1996 and the year ended December 31, 1995, and from inception (October 24, 1994) to March 31, 1996

Statements of Stockholders' Equity for the three months ended
March 31, 1996 and the year ended December 31, 1995, and from inception (October 24, 1994) to March 31, 1996

Statement of Cash Flows for the three months ended
March 31, 1996 and the year ended December 31, 1995, and from inception (October 24, 1994) to March 31, 1996 from
Notes to Financial Statements

         * Net Tel was the successor in a recapitalization of Long Distance International, Inc., a Nevada corporation, effective June 18, 1996, primarily to change the name of the Company from "Long Distance International, Inc." to "Net Telecommunications, Incorporated" and to increase the authorized capital of Net Tel from 2,500 shares of no par value common voting stock to 10,000 shares of no par value common voting stock.

         See Exhibit E to the Agreement and Plan of Merger between the Company and Net Telecommunications, Incorporated.

         (b)  Pro Forma Financial Information.

         Consolidated Pro Forma Financial Statements of the Company for the period ended March 31, 1996, taking into account the completion of the Plan Compilation Report

         Consolidated Pro Forma Balance Sheet

         Consolidated Pro Forma Statements of Operations
         Statements of Assumptions and Disclosures for the Consolidated Pro Forma Financial Statements

         (c)  Exhibits.

                                                                      Exhibit
             Description of Exhibit*                                  Number
             -----------------------                                  -------
Agreement and Plan of Merger between the Company                        2
  and Net Telecommunications, Incorporated

        Exhibit A   -  Stockholders of Net Tel
        Exhibit B   -  Exchange Agreement
        Exhibit C   -  Silver Ledge, Incorporated Financial
                       Statements for the years ended
                       December 31, 1995 and 1994
        Exhibit C-1 -  Silver Ledge, Incorporated Financial
                       Statements for the period ended
                       March 31, 1996
        Exhibit D   -  Exceptions to the Silver Ledge Financial
                       Statements
        Exhibit E   -  Net Telecommunications, Incorporated
                       Financial Statements for the periods ended
                       December 31, 1995, and March 31, 1996
        Exhibit F   -  Exceptions to the Net Telecommunications,
                       Incorporated Financial Statements
        Exhibit G   -  Investment Letter
        Exhibit H   -  Compliance Certificate of Silver Ledge,
                       Incorporated
        Exhibit I   -  Compliance Certificate of Net
                       Telecommunications, Incorporated
        Exhibit J   -  Finders

Articles of Merger and Plan of Merger regarding change of domicile      3.1

Articles of Merger and Plan of Merger regarding Net Tel Merger          3.2

Letter to Shareholders                                                 19.1

News Release                                                           19.2

Notice of Dissenters' Rights regarding change of domicile              20.1

Notice of Dissenters' Rights regarding Net Tel                         20.2

Documents Incorporated by Reference*

        None.

        * Summaries of any exhibit are modified in their entirety by this reference to each exhibit


Item 8.  Change in Fiscal Year.

         None; not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NET TELECOMMUNICATIONS, INCORPORATED


Date:  7/18/96                          /s/ Michael W. Gorts, President

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)

                   Consolidated Proforma Financial Statements

                                 March 31, 1996

                                 C O N T E N T S



Accountants' Report ........................................................  3

Consolidated Proforma Balance Sheet ........................................  4

Consolidated Proforma Statement of Operations ..............................  6

Statements of Assumptions and Disclosures...................................  7

                        [Jones, Jensen & Co. Letterhead]


The Board of Directors
Net Telecommunications, Inc.
(Formerly Silver Ledge, Inc.)
Las Vegas, Nevada

We have compiled the accompanying consolidated proforma balance sheet of Net Telecommunications, Inc. (Formerly Silver Ledge, Inc.) as of March 31, 1996 and the related statement of operations for the three months then ended.

The accompanying presentation and this report was prepared for your company for the purpose of examining the results of the proposed transactions as outlined in the assumptions and disclosures presented with these proforma financial statements and should not be used for any other purpose.

A compilation is limited to presenting in the form of proforma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the proforma transactions. We have not examined the accompanying proforma financial statements and, accordingly, we do not express an opinion or any form of assurance on them.


/s/ Jones Jensen & Company


Jones, Jensen, & Company
July 17, 1996

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                       Consolidated Proforma Balance Sheet
                                 March 31, 1996
                                   (Unaudited)


                                         ASSETS
                                         ------

                                                    Long
                                  Silver          Distance       Proforma
                                Ledge, Inc.     International   Adjustments
                                 March 31,        March 31,      Increase        Proforma
                                   1996             1996        (Decrease)     Consolidation
                                 ---------        ----------    -----------    -------------
CURRENT ASSETS
  Cash                           $      -         $54,624         $       -        $54,624
  Accounts receivable               803,884        15,050            (803,884)      15,050
  Inventory                         412,761         5,024            (412,761)       5,024
                                 ----------       -------         -----------      -------
    Total Current Assets          1,216,645        74,698          (1,216,645)      74,698
                                 ----------       -------         -----------      -------
PROPERTY AND EQUIPMENT -
  at cost, net of accumulated
  depreciation                       44,952         7,285             (44,952)      7,285
                                 ----------       -------         -----------      -------

    TOTAL ASSETS                 $1,261,597       $81,983         $(1,261,597)     $81,983
                                 ==========       =======         ===========      =======

       See Summary of Assumptions and Disclosures and Accountants' Report

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                       Consolidated Proforma Balance Sheet
                                 March 31, 1996
                                   (Unaudited)


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                   Long
                                               Silver            Distance           Proforma
                                             Ledge, Inc.       International       Adjustments
                                              March 31,           March 31,          Increase          Proforma
                                                1996                1996            (Decrease)       Consolidation
                                             -----------       ------------        -----------       -------------
CURRENT LIABILITIES

  Cash overdraft                             $    73,563             $  -          $   (73,563)  $            -
  Accounts payable                               174,155             13,660           (149,155)            38,660
  Accrued expenses                                 1,100                565             (1,100)               565
  Line of credit                                 234,061                -             (234,061)               -
  Note payable - related parties                     -                4,041                -                4,041
                                             -----------        -----------        -----------        -----------

     Total Current Liabilities                   482,879             18,266           (457,879)            43,266
                                             -----------        -----------        -----------        -----------
STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock; par value $0.001;
   50,000,000 authorized, 8,000,000
   issued and outstanding                      4,565,791            181,632         (4,739,423)             8,000
  Additional paid-in capital (deficit)        (2,946,215)               -            3,094,847            148,632
  Accumulated deficit                           (840,858)          (117,915)           840,858           (117,915)
                                             -----------         -----------        -----------        -----------
   Total Stockholders' Equity
    (Deficit)                                    778,718             63,717           (803,718)            38,717
                                             -----------        -----------        -----------        -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)                                    $ 1,261,597        $    81,983        $(1,261,597)       $    81,983
                                             ===========        ===========        ===========        ===========


See Summary of Assumptions and Disclosures and Accountants' Report

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                 Consolidated Proforma Statements of Operations
                                 March 31, 1996
                                   (Unaudited)

                                                        Long
                                       Silver         Distance          Proforma
                                      Ledge,Inc.    International      Adjustments
                                      March 31,       March 31,         Increase         Proforma
                                        1996            1996           (Decrease)     Consolidation
                                      ---------     -------------      -----------    -------------
SALES                                 $ 696,119       $   9,013        $(696,119)       $   9,013

COST OF  SALES                          515,128             -           (515,128)             -
                                      ---------       ---------        ---------        ---------
GROSS PROFIT                            180,991           9,013         (180,991)           9,013
                                      ---------       ---------        ---------        ---------
EXPENSES

  Depreciation and amortization           1,842             809           (1,842)             809
  General and administrative            162,163          26,432         (162,163)          26,432
                                      ---------       ---------        ---------        ---------
Total Expenses                          164,005          27,241         (164,005)          27,241
                                      ---------       ---------        ---------        ---------

INCOME (LOSS) FROM OPERATIONS            16,986         (18,228)         (16,986)         (18,228)
                                      ---------       ---------        ---------        ---------
OTHER INCOME (EXPENSE)

  Other income                              -               751              -                751
                                      ---------       ---------        ---------        ---------
   Total Other Income (Expense)             -               751              -                751
                                      ---------       ---------        ---------        ---------

NET INCOME (LOSS)                     $  16,986       $ (17,477)       $ (16,986)       $ (17,477)
                                      =========       =========        =========        =========


       See Summary of Assumptions and Disclosures and Accountants' Report

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                Statements of Assumptions and Disclosures for the
                   Consolidated Proforma Financial Statements
                                 March 31, 1996
                                   (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION

                  Silver Ledge, Inc.(SLI) was incorporated under the laws of the State of Nevada. SLI has been in the business of manufacturing and selling steel and steel related products such as wood burning stoves. In connection with the reorganization described below, SLI has disposed of its steel related business and changed its name to Net Telecommunications, Inc.

                  Long Distance International, (LDI) was incorporated under the laws of the State of Nevada on October 24, 1994. LDI started its operations in May of 1995 primarily as a reseller of long distance telephone services.

PROFORMA TRANSACTIONS

                  The historical financial information contained herein has been consolidated assuming the issuance of 7,600,000 shares of common stock of SLI for all the outstanding common stock of LDI as of March 31, 1996. The purchase was effective on July 10, 1996, but has been retroactively applied to the historical information of both companies. The balance sheets of SLI and LDI are shown at March 31, 1996. The statements of operations cover the three months ended March 31, 1996.

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                Statements of Assumptions and Disclosures for the
                   Consolidated Proforma Financial Statements
                                 March 31, 1996
                                   (Unaudited)

PROFORMA ADJUSTMENTS

                  SLI issued 6,000,000 shares of common stock in exchange for all of the outstanding shares of LDI and 1,600,000 shares to various consultants in connection with the exchange. The proforma adjustment has been prepared as a recapitalization of LDI and all significant inter-company transactions have been eliminated. The proforma adjustments to record the recapitalization of LDI.

                  1) Record the 40,087,785 for 1 reverse stock split of SLI common stock and change in par value to $0.001 from $0.10.

                      Common stock                  $(4,564,702)
                      Additional paid-in capital      4,564,702
                                                    -----------
                          Total                     $      -
                                                    ===========

                  2) Cancellation of 689,057 shares of common stock (post split) (27,622,793 shares pre split).

                      Common stock                        $(689)
                      Additional paid-in capital            689
                                                          -----
                          Total                           $   -
                                                          =====
                  3) Eliminate the equity of LDI.

                      Common stock                    $(181,632)
                      Additional paid-in capital        181,632
                                                      ---------
                          Total                       $    -
                                                      =========

                  4) Acquisition of LDI for 7,600,000 shares of SLI stock.

                      Common stock                      $ 7,600
                      Additional paid-in capital         (7,600)
                                                        -------
                           Total                        $  -
                                                        =======

                  5) Charge estimated costs to be incurred in connection with the shares to be issued in the acquisition of LDI against additional paid-in capital.

                      Accounts payable                  $25,000
                      Additional paid-in capital        (25,000)
                                                        -------
                           Total                        $  -

                          NET TELECOMMUNICATIONS, INC.
                          (Formerly Silver Ledge, Inc.)
                Statements of Assumptions and Disclosures for the
                   Consolidated Proforma Financial Statements
                                 March 31, 1996
                                   (Unaudited)


      6) Record the spin off of SLI.

               Accounts receivable              $ (803,884)
               Inventory                          (412,761)
               Property and equipment              (44,952)
               Cash overdraft                       73,563
               Accounts payable                    174,155
               Accrued expenses                      1,100
               Line of credit                      234,061
               Additional paid-in capital        1,619,576
               Accumulated deficit                (840,858)
                                                ----------

                    Total                       $     -
                                                ==========


       See Summary of Assumptions and Disclosures and Accountants' Report